CONSENT, MODIFICATION, ASSUMPTION OF INDEMNITY OBLIGATIONS AND
RELEASE AGREEMENT

          THIS CONSENT, ASSUMPTION OF INDEMNITY OBLIGATIONS AND RELEASE AGREEMENT is entered into as of the ___ of ____________, 2004 (“Agreement”), by and among JPI CORAL SPRINGS, L.P., a Texas limited partnership (“Borrower”), JPI PORTFOLIO I GP1 LLC, a Texas limited liability company (“Existing GP”), JPI PORTFOLIO I, L.P., a Texas limited partnership(“Existing LP” and collectively with the Existing GP, the “Existing Partners”),  JPI INVESTMENT COMPANY, L.P.,a Texas limited partnership (the “Existing Indemnitor”), LASALLE BANK NATIONAL ASSOCIATION (f/k/a LaSalle National Bank), as Trustee (“Trustee”) under that certain Pooling and Servicing Agreement dated March 1, 1999 (“PSA”) for Certificateholders of COMM 1999-1 Commercial Mortgage Pass-Through Certificates (the “Lender”), ORIX CAPITAL MARKETS, LLC (f/k/a Banc One Mortgage Capital Markets, L.P.), as Servicer pursuant to the PSA (“Servicer”), MAC III OF DELAWARE, INC., a Delaware corporation (“New GP”), MID-AMERICA APARTMENTS, L.P., a Tennessee limited partnership (“New LP” and collectively with the New GP, the “New Partners”) and MID-AMERICA APARTMENTS OF TEXAS, L.P., a Texas limited partnership, MID-AMERICA APARTMENTS, L.P., a Tennessee limited partnership, and MID-AMERICA APARTMENT COMMUNITIES, INC., a Tennessee corporation (each a “New Indemnitor” and collectively the “New Indemnitors”).

RECITALS

          The Borrower is indebted to the Lender (as hereinafter defined) for a loan in the original principal amount of $32,740,000.00 (the “Loan”), which is evidenced by a Promissory Note dated as of September 28, 1998, in said principal amount (the “Note”) payable by the Borrower to the order of German American Capital Corporation, a Maryland corporation (“Original Lender”), which Note is currently held by the Trustee for the benefit of Lender.  The Loan is secured by, among other things, that certain Mortgage and Security Agreement dated as of September 28, 1998 (“Security Instrument”), from the Borrower to Original Lender as assigned by that certain Assignment of Mortgage and Security Agreement dated as of July 22, 1999, from Borrower to Trustee for the benefit of Lender, encumbering certain improved real estate described in the Security Instrument and located in Broward County, Florida (“Mortgaged Property”).

          The Existing Partners and the New Partners have agreed that the Existing Partners shall transfer and assign 100% of their partnership interests in the Borrower to the New Partners.  Pursuant to Section 6.3 of the Security Instrument, the Borrower, the Existing Partners, the New Partners, the Existing Indemnitor and the New Indemnitors have requested that the Lender (i) consent to the Existing Partners’ transfer and assignment of 100% of their partnership interests in the Borrower to the New Partners (“Interest Transfer”); (ii) release and discharge the Existing Partners and the Existing Indemnitor from their obligations arising after the date of this Agreement pursuant to the Note, the Security Instrument and all other documents evidencing, securing, or otherwise relating to the Loan (collectively, the “Loan Documents”); and (iii) agree to the execution by the New Indemnitors of the that certain Guaranty (as defined hereinafter) and that certain Environmental Indemnity Agreement (as defined hereinafter) (“Assumption”).  The Lender is willing to grant the foregoing request, but only upon the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Lender to consent to the transactions and events described in the foregoing recitals, the parties hereto agree as follows:

          1.        Consent and Release by the Lender.  In reliance upon and subject to the representations, warranties, conditions, and covenants set forth herein, the Lender hereby consents to the following:

(a) The absolute transfer and assignment by the Existing Partners of 100% of the partnership interests in the Borrower to the New Partners;

          (b)     The execution and delivery of that certain Assignment of Partnership Interests and amendment to the partnership agreement of the Borrower, dated as of _____________ (collectively, the “Amended Partnership Documents”);

          (d)     The release and discharge of the Existing Partners and the Existing Indemnitor from their obligations arising after the date hereof pursuant to the Note, the Security Instrument and all other Loan Documents, subject to the terms and conditions of this Agreement; and

(e) The execution by the New Indemnitors of the Guaranty and the Environmental Indemnity Agreement.

          Nothing herein shall be construed or interpreted as the Lender’s consent to any subsequent changes, sale, transfer, or encumbrance of any ownership interest in the Borrower or the Mortgaged Property, and any such subsequent change, sale, transfer, or encumbrance shall be governed by the provisions of Section 6.3 of the Security Instrument, as amended.

          The foregoing is not a waiver of any other requirement of the Loan and related Loan Documents and applies only to the specific consent granted herein.  The granting of such consent and the execution of this Agreement in no way obligates the Lender, the Servicer or any subsequent holder of the Note, to grant any future consents or waivers nor does it establish in any way a pattern or practice of dealing that the Borrower, the Existing Partners, the Existing Indemnitor, the New Partners and the New Indemnitors may rely upon in seeking any other consent or waiver.

          2.        Assumption by the New Partners and the New Indemnitors.  The New  Partners hereby adopt, ratify and confirm as of the origination date of the Loan all of the representations, warranties and covenants of the Existing Partners under the Loan Documents (excluding the Original Guaranty [defined hereinafter] and the Original Environmental Indmenity Agreement [defined hereinafter]) as if the New Partners were the Existing Partners named therein and jointly and severally assume all liability of the Existing Partners under the Loan Documents.

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          New Indemnitors have executed and delivered to the Lender that certain Limited Indemnity Agreement dated of even date herewith (the “Guaranty”) and that certain Environmental Indemnity Agreement dated of even date herewith (the “Environmental Indemnity Agreement”).

          The New Partners hereby assume and agree to be bound by, and to pay and perform, all covenants, representations, warranties, and other obligations of the Existing Partners relating to or arising from the Loan and the Loan Documents (excluding the Original Guaranty and the Original Environmental Indemnity Agreement) to which they are a party.

          3.        Release of the Existing Partners and the Existing Indemnitor.  In reliance upon the representations, warranties, covenants, and agreements set forth herein, and subject to the conditions precedent set forth in Section 4 below, the Lender hereby releases and discharges the Existing Partners and the Existing Indemnitor from any and all liabilities and obligations arising from or relating to the Loan and the Loan Documents, provided that the Existing Partners or the Existing Indemnitor are not released from any liability pursuant to (i) this Agreement (except that they shall have no liability with respect to any representation or warranty by New Partners or New Indemnitors) or (ii) the provisions of the Limited Indemnity Agreement dated September 29, 1998 made by the Existing Indemnitor for the benefit of the Original Lender (the “Original Guaranty”), the Environmental Indemnity Agreement dated September 29, 1998 made by the Existing Indemnitor for the benefit of Original Lender (the “Original Environmental Indemnity Agreement”), Section 4.1 of the Security Instrument or Section 6(b)(i)-(ix) of the Note, in each case, for any liability that relates to the period prior to the date hereof regardless of when any other condition giving rise to any such liability thereunder is discovered.  If any material element of the representations and warranties contained herein made by the Existing Partners or the Existing Indemnitor is false as of the date of this Agreement or in the event the Existing Partners or the Existing Indemnitor take or cause any other party hereto (other than the Lender) to take any actions which are in contradiction with the provisions of Paragraph 9 of this Agreement, then the release set forth in this Paragraph 3 shall be deemed canceled effective as of the date of this Agreement and the Existing Partner or the Existing Indemnitor shall remain obligated under the Loan Documents as though there had been no such release.

          4.        Conditions Precedent.  Notwithstanding anything to the contrary in this Agreement, the Lender’s consent to the transfer of the partnership interests and the other transactions described herein are subject to the following conditions precedent:

(a) The due execution and delivery of this Agreement;

          (b)     The due execution and delivery by the New Partners and the New Indemnitors of the Guaranty and the Environmental Indemnity Agreement, each in substantially the same form as executed by the Existing Partners or the Existing Indemnitor in connection with the Loan;

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          (c)     Upon the closing of the Interest Transfer to the New Partners, the Borrower is in compliance with the provisions of Section 10.4 of the Security Instrument, as amended hereby, and Section 5.01 of the Credit Agreement dated as of September 28, 1998 between the Borrowers and the Original Lender (the “Credit Agreement”);

          (d)     The Lender shall have received such legal opinions as may be reasonably requested by the Lender in connection with the Interest Transfer, including an enforceability, authorization and organization legal opinion and a non-consolidation legal opinion;

          (e)     The Existing Partners or the Existing Indemnitor pay the Lender, concurrently with the closing of the transfer of the Membership Interest, all out-of-pocket costs and expenses, including, without limitation, the transaction fee equal to 1.0% of the outstanding principal balance of the Loan, which is required to be paid by the Existing Partners or the Existing Indemnitor in consideration of the consent to the Interest Transfer and to the Assumption, reasonable attorneys’ fees incurred by the Lender in connection with the Interest Transfer and the consummation of the other transactions described herein (this paragraph does not affect any separate agreement concerning such fees and expenses between Existing Partners and New Partners);

          (f)     The Borrower shall have provided evidence satisfactory to the Lender that the Borrower has fully satisfied the existing mezzanine loan in the amount of $10,000,000.00 (the “Mezzanine Loan”), which Mezzanine Loan is secured by the beneficial interests in the Existing Partners; and

          (g)     The Borrower and Mid-America Apartments, L.P., a Tennessee limited partnership (the “Property Manager”) shall have executed and delivered that certain Assignment of Management Agreement, Consent and Agreement of Manager dated of even date herewith.

          5.        Representations and Warranties of the Existing GP and the Existing Indemnitor.  As an inducement for the Lender to grant the consent herein provided, the Existing GP and the Existing Indemnitor represent and warrant to the Lender as follows:

          (a)     As of the date hereof, no Event of Default (as such term is defined in the Security Instrument), or to its knowledge, any event which with the giving of notice or lapse of time, or both, would constitute an Event of Default, exists under the Loan Documents;

(b) There are no setoffs, defenses, or counterclaims on the part of the Borrower to the payment or performance of the obligations under the Loan Documents.

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(c) They do not have any knowledge that any of the representations, warranties and certifications made by the Borrower in paragraph 7 below are not true and correct.

The Existing GP or the Existing Indemnitor understand and intend that the Lender will rely on the representations and warranties contained in this paragraph 5.

          6.        Representations and Warranties of the Borrower, New GP or the New Indemnitors.  As an inducement for the Lender to grant the consent herein provided, the New GP and the New Indemnitors represent and warrant to the Lender as follows:

(a) Upon the closing of the Interest Transfer, the representations and warranties contained in the Loan Documents shall be true and correct;

          (b)     The New GP is a corporation duly formed, validly existing, and in good standing under the laws of the State of Delaware and is qualified to do business in the state of Florida, and the New LP is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Tennessee; and

          (c)     All financial statements of the New Partners and the New Indemnitors heretofore given and hereafter to be given to the Lender are and will be true and complete in all respects as of their respective dates and prepared in accordance with generally accepted accounting principles consistently applied, and fairly represent the financial conditions of the business or persons to which they pertain, and no materially adverse change has occurred in the financial conditions reflected therein since the respective dates thereof.

          (d)     The financial statements of the New Indemnitors furnished to the Lender pursuant to the request for consent to the Interest Transfer reflect in each case a positive net worth as of the date thereof.  The financial condition of the New Indemnitors has not significantly deteriorated from that reflected in the most recently provided financial statements.

          (e)     The financial statements of the Borrower (and those of its principals) furnished to the Lender pursuant to the request for consent to the Interest Transfer and the Assumption, reflect in each case a positive net worth as of the date thereof.

          (f)     After the Interest Transfer and the Assumption, New GP will cause  Borrower to have sufficient working capital, including cash flow from the Mortgaged Property, not only to adequately maintain the Mortgaged Property, but also to pay all of the Borrower’s outstanding debts as they come due.  All closing funds are contributed as a capital contribution and are not secured, directly or indirectly, by an interest in the Borrower or any other collateral assigned to the Lender.

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They do not have any knowledge that any of the representations, warranties and certifications made by the Borrower in paragraph 7 below are not true and correct.

          The New GP and the New Indemnitors agree that the foregoing representations and warranties shall be binding upon the New GP and the New Indemnitors and that the falsity or inaccuracy of any of the foregoing representations and warranties in any material respect shall constitute an “Event of Default” pursuant to the Security Instrument and the other Loan Documents that arises after the date of this Agreement.

          7.        Representations of the Borrower.  The Borrower acknowledges, represents, certifies and warrants to the Lender as of the date of this Agreement that:

          (a)  As of October 29, 2004, the Note has an unpaid principal balance as of the date of this Agreement, of $_________________ and prior to default bears interest at the rate of 6.9825% per annum, subject to adjustment as set forth in the Security Instrument. There is presently a balance of $_____________ in the tax escrow account, a balance of $____________ in the insurance escrow account, a balance of $_____________ in the replacement reserves escrow account, and a balance of $______________ in the reserves escrow account, maintained by the Lender in connection with the Loan.

          (b)  The Note requires that monthly payments of principal and interest in the amount of $221,911.10 be made on or before the first day of each month, continuing to September 28, 2008, the Maturity Date (as such term is defined in the Note), at which time the balance of said principal sum and all accrued but unpaid interest shall be due and payable, pursuant to the terms and conditions of the Security Instrument.

(c) The Security Instrument is a valid first lien on the Mortgaged Property for the full unpaid principal amount of the Loan and all other amounts as stated in the Loan Documents.

(d) There are no defenses, offsets or counterclaims to the Note, the Security Instrument or the other Loan Documents.

          (e)  There are no defaults by the Borrower under the provisions of the Note, the Security Instrument or the other Loan Documents, nor are there any conditions which with the giving of notice or the passage of time or both may constitute a default by the Borrower under the provisions of the Note, the Security Instrument or the other Loan Documents.

(f) All provisions of the Note, the Security Instrument and the other Loan Documents are valid, in full force and effect and enforceable in accordance with their terms.

          (g)  Except Permitted Encumbrances and other matters permitted by the Security Instrument, there are no subordinate liens of any kind covering or relating to the Mortgaged Property, nor are there any recorded mechanics liens or liens for unpaid taxes or assessments encumbering the Mortgaged Property, nor has notice of a lien or notice of intent to file a lien been received that has not been resolved.  There are not presently pending any special assessments against the Mortgaged Property or any part thereof.

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          (h)  Except as set forth in the Disclosure Schedule (as defined in the Security Instrument) attached to the Security Instrument, the Mortgaged Property and the Improvements (as defined in the Security Instrument) and the current intended use thereof by Borrower comply in all material respects with all applicable restrictive covenants, zoning ordinances, subdivision and building codes, flood disaster laws, health and environmental laws and regulations and all other ordinances, orders or requirements issued by any state, federal or municipal authorities having or claiming jurisdiction over the Mortgaged Property.  The Mortgaged Property and Improvements do not require any rights over, or restrictions against, other property in order to comply with any of the aforesaid governmental ordinances, orders or requirements other than those easements in place and insured by the title insurance policy delivered to Original Lender on the origination date of the Loan.  Borrower possess all franchises, patents, copyrights, trademarks, trade names, licenses and permits (the “Licenses”) necessary for the conduct of its business substantially as now conducted, all fees due and payable in connection with such Licenses have been paid and Borrower’s operation of the Mortgaged Property complies with such Licenses.

          (i)  As of the date of this Agreement, the Mortgaged Property is free from unrepaired damage caused by fire, flood, accident or other casualty; all insurance required by the terms of the Security Instrument is in full force and effect and none of the premiums payable therefore have been, nor at any time in the future will be financed.

(j) The Borrower has furnished to the Lender all insurance policies and certificates required pursuant to the Loan Documents.

          (k)  No bankruptcy, reorganization or insolvency proceedings are pending or contemplated either by Borrower or, to the best knowledge of Borrower, against Borrower (or, if Borrower is a partnership or a limited liability company, any of its general partners or members) or by or against any endorser or cosigner of the Note or any portion of the Obligations (as defined in the Security Instrument), or any guarantor or indemnitor under any guaranty or indemnity agreement executed in connection with the Note or the loan evidenced thereby and secured by the Security Instrument.

          (l)  As of the date of this Agreement, no part of the Mortgaged Property or the Improvements has been taken in a condemnation, eminent domain or like proceeding nor is any such proceeding pending or, to Borrower’s knowledge and belief, threatened or contemplated.

          (m)  No person, party, firm or corporation has any possessory interest in the Mortgaged Property or right to occupy the same except under and pursuant to the provisions of any existing leases by and between tenants and the Borrower.  To the knowledge or Borrower, true and complete copies of all such leases have been previously disclosed to the Original Lender and/or the Lender.

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(n) The Borrower does not own any real property or assets other than the Mortgaged Property and does not operate any business other than the management and operation of the Mortgaged Property.

(o) The Borrower has filed all federal, state, county and municipal tax returns required to have been filed by the Borrower.

          (p)  Except as set forth in the Disclosure Schedule attached to the Security Instrument, there are no judicial, administrative, mediation or arbitration actions, suits or proceedings pending or, to the best of Borrower’s knowledge, threatened against or affecting Borrower (or, if Borrower is a partnership or a limited liability company, any of its general partners or members) or the Mortgaged Property which, if adversely determined, would materially impair either the Mortgaged Property or Borrower’s ability to perform the covenants or obligations required to be performed under the Loan Documents.

          (q)  Schedule 1 attached hereto accurately describes all of the agreements memorializing any rights or obligations of Lender or the Borrower with respect to the Loan, and none of such agreements have been modified or terminated except as set forth in the documents described in Schedule 1.

The Borrower understands and intends that the Lender will rely upon the acknowledgments, representations, certifications and warranties contained herein.

          8.        Lender Acknowledgment.  Lender represents and warrants to New Partners and Existing Partners as of the date of this Agreement, that Lender has no actual direct knowledge that any of the acknowledgments, representations and warranties made by Borrower in paragraphs 7(a) and 7(b) above are not true and correct. However, Lender is not waiving and does not hereby waive any existing defaults if any in fact exist and nothing herein is intended to be nor shall it be construed to be a waiver of any existing defaults, material or immaterial, which may in fact exist. New Partners acknowledge and agree that the a breach of the acknowledgements, representations and warranties made by Borrower shall not in any way constitute a defense or give rise to any defense or right of offset, abatement, diminution or rescission as between Lender and New Partners. As used in this paragraph, “actual knowledge” means the actual state of mind of the person or persons directly responsible for the processing of the Borrower’s request for consent to the Interest Transfer and does not include any implied, constructive or imputed knowledge.

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          9.          COMPLETE RELEASE.  THE BORROWER, THE EXISTING GENERAL PARTNER, THE EXISTING LIMITED PARTNER, THE EXISTING INDEMNITORS, THE NEW GENERAL PARTNER, THE NEW LIMITED PARTNER AND THE NEW INDEMNITORS HEREBY JOINTLY AND SEVERALLY, UNCONDITIONALLY AND IRREVOCABLY RELEASE AND FOREVER DISCHARGE ORIGINAL LENDER, THE LENDER AND THE SERVICER, AND THEIR RESPECTIVE SUCCESSORS, ASSIGNS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, AND ATTORNEYS, AND EACH CURRENT OR SUBSTITUTE TRUSTEE, IF ANY, UNDER THE SECURITY INSTRUMENT (COLLECTIVELY, THE “INDEMNITEES”) FROM ALL CLAIMS, AS DEFINED BELOW.  THE BORROWER, THE EXISTING GENERAL PARTNER, THE EXISTING LIMITED PARTNER AND THE EXISTING INDEMNITORS JOINTLY AND SEVERALLY AGREE TO INDEMNIFY INDEMNITEES, AND DEFEND AND HOLD THEM HARMLESS FROM ANY AND ALL CLAIMS, LOSSES, CAUSES OF ACTION, COSTS AND EXPENSES OF EVERY KIND OR CHARACTER INCURRED BY OR ASSERTED AGAINST INDEMNITEES IN CONNECTION WITH THE CLAIMS, THE  INTEREST TRANSFER AND ASSUMPTION OR THE BREACH BY THE BORROWER, THE EXISTING GENERAL PARTNER, THE EXISTING LIMITED PARTNER OR THE EXISTING INDEMNITORS OF THE LOAN DOCUMENTS, AS AMENDED HEREIN, BUT ONLY TO THE EXTENT THAT SUCH CLAIMS, LOSSES, CAUSES OF ACTION, COSTS AND EXPENSES ARISE OUT OF OR ARE IN ANY WAY CONNECTED WITH OR RESULT FROM THE ACTS, ACTIONS OR OMISSIONS OF THE BORROWER (ARISING PRIOR TO THE DATE HEREOF), THE EXISTING GENERAL PARTNER, THE EXISTING LIMITED PARTNER OR THE EXISTING INDEMNITORS AND TO THE EXTENT THE BORROWER, THE EXISTING GENERAL PARTNER, THE EXISTING LIMITED PARTNER AND EXISTING INDEMNITORS ARE LIABLE UNDER THE LOAN DOCUMENTS, AS AMENDED BY THIS AGREEMENT.  THE BORROWER, THE NEW GENERAL PARTNER, THE NEW LIMITED PARTNER AND THE NEW INDEMNITORS JOINTLY AND SEVERALLY AGREE TO INDEMNIFY INDEMNITEES, AND DEFEND AND HOLD THEM HARMLESS FROM ANY AND ALL CLAIMS, LOSSES, CAUSES OF ACTION, COSTS AND EXPENSES OF EVERY KIND OR CHARACTER INCURRED BY OR ASSERTED AGAINST THE INDEMNITEES IN CONNECTION WITH THE CLAIMS, THE INTEREST TRANSFER AND THE ASSUMPTION OR THE BREACH BY THE BORROWER, THE NEW GENERAL PARTNER, THE NEW LIMITED PARTNER OR THE NEW INDEMNITORS OF THE LOAN DOCUMENTS, AS AMENDED HEREIN, BUT ONLY TO THE EXTENT THAT SUCH CLAIMS, LOSSES, CAUSES OF ACTION, COSTS AND EXPENSES ARISE OUT OF OR ARE IN ANY WAY CONNECTED WITH OR RESULT FROM THE ACTS, ACTIONS OR OMISSIONS OF THE BORROWER (ARISING ON OR AFTER THE DATE HEREOF), THE NEW GENERAL PARTNER, THE NEW LIMITED PARTNER OR THE NEW INDEMNITORS AND TO THE EXTENT THE BORROWER, THE NEW GENERAL PARTNER, THE NEW LIMITED PARTNER AND NEW INDEMNITORS ARE LIABLE UNDER THE LOAN DOCUMENTS.

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AS USED IN THIS AGREEMENT, THE TERM “CLAIMS” SHALL MEAN ANY AND ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, FEES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART, ON OR BEFORE THE DATE OF THIS AGREEMENT, WHICH THE BORROWER, THE EXISTING GENERAL PARTNER, THE EXISTING LIMITED PARTNER, THE EXISTING INDEMNITORS, THE NEW GENERAL PARTNER, THE NEW LIMITED PARTNER AND THE NEW INDEMNITORS, OR ANY OF THEIR RESPECTIVE PARTNERS, LIMITED PARTNERS, MEMBERS, OFFICERS, DIRECTORS, SHAREHOLDERS, AGENTS OR EMPLOYEES, MAY NOW OR HEREAFTER HAVE AGAINST THE INDEMNITEES, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAWS, OR REGULATIONS, OR OTHERWISE, ARISING OUT OF OR RELATING TO THE LOAN OR ANY OF THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE THERETO AND ANY LOSS, COST OR DAMAGE, OF ANY KIND OR CHARACTER, ARISING OUT OF OR IN ANY WAY CONNECTED WITH OR IN ANY WAY RESULTING FROM THE ACTS, ACTIONS OR OMISSIONS OF INDEMNITEES, INCLUDING ANY REQUIREMENT THAT THE LOAN DOCUMENTS BE MODIFIED AS A CONDITION TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, ANY CHARGING, COLLECTING OR CONTRACTING FOR PREPAYMENT PREMIUMS, TRANSFER FEES, OR ASSUMPTION FEES, ANY BREACH OF FIDUCIARY COMMITMENT, UNDUE INFLUENCE, DURESS, ECONOMIC COERCION, VIOLATION OF ANY FEDERAL OR STATE SECURITIES OR BLUE SKY LAWS OR REGULATIONS, CONFLICT OF INTEREST, BAD FAITH, MALPRACTICE, VIOLATIONS OF THE RACKETEER INFLUENCED AND CORRUPT ORGANIZATIONS ACT, INTENTIONAL OR NEGLIGENT INFLICTION OF MENTAL OR EMOTIONAL DISTRESS, TORTIOUS INTERFERENCE WITH CONTRACTUAL RELATIONS, TORTIOUS, INTERFERENCE WITH CORPORATE GOVERNANCE OR PROSPECTIVE BUSINESS ADVANTAGE, BREACH OF CONTRACT, DECEPTIVE TRADE PRACTICES, LIBEL, SLANDER, CONSPIRACY OR ANY CLAIM FOR WRONGFULLY ACCELERATING THE NOTE OR WRONGFULLY ATTEMPTING TO FORECLOSE ON ANY COLLATERAL RELATING TO THE NOTE BUT IN EACH CASE ONLY TO THE EXTENT PERMITTED BY APPLICABLE LAW.  THE BORROWER, THE EXISTING GENERAL PARTNER, THE EXISTING LIMITED PARTNER, THE EXISTING INDEMNITORS, THE NEW GENERAL PARTNER, THE NEW LIMITED PARTNER AND THE NEW INDEMNITORS  AGREE THAT THE LENDER HAS NO FIDUCIARY OR SIMILAR OBLIGATIONS TO ANY OF SUCH PARTIES AND THAT THEIR RELATIONSHIP IS STRICTLY THAT OF CREDITOR AND DEBTOR.  THIS RELEASE IS ACCEPTED BY THE LENDER PURSUANT TO THIS AGREEMENT AND SHALL NOT BE CONSTRUED AS AN ADMISSION OF LIABILITY ON THE PART OF ANY PARTY HERETO.  EACH OF THE BORROWER, THE EXISTING GENERAL PARTNER, THE EXISTING LIMITED PARTNER, THE EXISTING INDEMNITORS, THE NEW GENERAL PARTNER, THE NEW LIMITED PARTNER AND THE NEW INDEMNITORS HEREBY REPRESENTS AND WARRANTS THAT IT IS THE CURRENT LEGAL AND BENEFICIAL OWNER OF ITS RESPECTIVE CLAIMS, IF ANY, RELEASED BY IT HEREBY AND HAS NOT ASSIGNED, PLEDGED OR CONTRACTED TO ASSIGN OR PLEDGE ANY SUCH CLAIMS TO ANY OTHER PERSON.

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          10.     No Novation.  The execution and delivery of this Agreement and the other documents required herein will not be interpreted or construed as, and in fact does not constitute, a novation, payment, or satisfaction of all or any portion of the Loan or any other obligations pursuant to the Loan Documents.  The Loan will continue to be secured by the Security Instrument and the other Loan Documents, without change in nature, amount, or priority.

          11.     Counterparts.  This Agreement may be executed in multiple counterparts and using multiple signature pages, and shall be binding and enforceable at such time as each party has executed and delivered a counterpart of this Agreement.  The signature of any party to a counterpart of this Agreement shall bind such party to the same extent as if all parties executed a single original hereof.

          12.     Interpretation.  No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party to this Agreement by any court or other governmental or judicial authority by reason of such party’s having or being deemed to have structured or dictated such provision.

          13.     Governing Law.  This Agreement shall be construed according to and governed by the laws of the jurisdiction(s) which are specified by the Security Instrument.  In the event the Security Instrument does not specifically state what jurisdictions laws govern, this Agreement shall be construed according to and governed by the laws in which the Mortgaged Property is located without regard to its conflicts of law principles.

          14.     Consent Not A Waiver of Any Other Rights.  This Agreement and the consent evidenced hereby do not waive any rights under applicable laws and regulations and under the Security Instrument with respect to any condition or provision other than the Interest Transfer and the Assumption.  This Agreement is not a waiver of any other requirement of the Loan and related documents and applies only to the specific consent and releases granted herein.  The granting of such consent and releases and the execution of this Agreement in no way obligates the Lender, the Servicer or any subsequent holder of the Note, to grant any future consents or waivers nor does it establish in any way a pattern or practice of dealing that the Borrower, the Existing General Partner, the Existing Limited Partner, the Existing Indemnitors, the New General Partner, the New Limited Partner and the New Indemnitors may rely upon in seeking any other consent or waiver.

          15.     Amendment of Security Instrument.  Section 6.3 of the Security Instrument is hereby amended by deleting all references to permitted transfers of interests among affiliates of the Borrower and by deleting Section 6.3(b)(iv).  All other provisions of the Security Instrument shall remain in full force and effect following the Interest Transfer.

[SIGNATURES ON FOLLOWING PAGE]

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          IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written, with the intention that this Agreement take effect as an instrument under seal.

BORROWER:

JPI CORAL SPRINGS, L.P., a Texas limited partnership

	By:	JPI Portfolio I GP1 LLC, a Texas limited liability company, its general partner

By:

Name:

Title:

State of

County of

The foregoing instrument was acknowledged before me this ___ day of ________, 2004 by _________________, the ________________ , of ______________________, a _______________________, on behalf of the __________________. He/she is personally known to me or did produce ____________________________ as identification.

Notary Public
My commission expires:

(seal)

[SIGNATURES CONTINUED ON NEXT PAGE]

EXISTING GENERAL PARTNER:

JPI PORTFOLIO I GP1 LLC, a Texas limited liability company

	By:	Carmil Capital Corporation, a Texas corporation, its sole member

By:

Name:

Title:

State of

County of

The foregoing instrument was acknowledged before me this ___ day of ________, 2004 by _________________, the ________________ , of ______________________, a _______________________, on behalf of the __________________. He/she is personally known to me or did produce ____________________________ as identification.

Notary Public
My commission expires:

(seal)

[SIGNATURES CONTINUED ON NEXT PAGE]

EXISTING LIMITED PARTNER:

JPI PORTFOLIO I, L.P., a Texas limited partnership

	By:	JPI Portfolio I GP2 LLC, a Texas limited liability company, its general partner

By:

Name:

Title:

State of

County of

The foregoing instrument was acknowledged before me this ___ day of ________, 2004 by _________________, the ________________ , of ______________________, a _______________________, on behalf of the __________________. He/she is personally known to me or did produce ____________________________ as identification.

Notary Public
My commission expires:

(seal)

[SIGNATURES CONTINUED ON NEXT PAGE]

EXISTING INDEMNITOR:

JPI INVESTMENT COMPANY, L.P., a Texas limited partnership

	By:	JPI Multifamily Investments, L.P., a Delaware limited partnership, its general partner

	By:	New GP LLC, a Delaware limited liability company, its general partner

By:

Name:

Title:

State of

County of

The foregoing instrument was acknowledged before me this ___ day of ________, 2004 by _________________, the ________________ , of ______________________, a _______________________, on behalf of the __________________. He/she is personally known to me or did produce ____________________________ as identification.

Notary Public
My commission expires:

(seal)

[SIGNATURES CONTINUED ON NEXT PAGE]

NEW GP:

MAC III of Delaware, Inc., a Delaware corporation

By:

Name:

Title:

State of

County of

The foregoing instrument was acknowledged before me this ___ day of ________, 2004 by _________________, the ________________ , of ______________________, a _______________________, on behalf of the __________________. He/she is personally known to me or did produce ____________________________ as identification.

Notary Public
My commission expires:

(seal)

[SIGNATURES CONTINUED ON NEXT PAGE]

NEW LP:

MID-AMERICA APARTMENTS, L.P., a Tennessee limited partnership

	By:	Mid-America Apartment Communities, Inc., a Tennessee corporation, its general partner

By:

Name:

Title:

State of

County of

The foregoing instrument was acknowledged before me this ___ day of ________, 2004 by _________________, the ________________ , of ______________________, a _______________________, on behalf of the __________________. He/she is personally known to me or did produce ____________________________ as identification.

Notary Public
My commission expires:

(seal)

[SIGNATURES CONTINUED ON NEXT PAGE]

NEW INDEMNITOR:

MID-AMERICA APARTMENTS OF TEXAS, L.P., a Texas limited partnership

	By:	MAC of Delaware, Inc., a Delaware corporation, its general partner

By:

Name:

Title:

State of

County of

The foregoing instrument was acknowledged before me this ___ day of ________, 2004 by _________________, the ________________ , of ______________________, a _______________________, on behalf of the __________________. He/she is personally known to me or did produce ____________________________ as identification.

Notary Public
My commission expires:

(seal)

[SIGNATURES CONTINUED ON NEXT PAGE]

NEW INDEMNITOR:

MID-AMERICA APARTMENTS, L.P., a Tennessee limited partnership

	By:	Mid-America Apartment Communities, Inc., a Texas corporation, its general partner

By:

Name:

Title:

State of

County of

The foregoing instrument was acknowledged before me this ___ day of ________, 2004 by _________________, the ________________ , of ______________________, a _______________________, on behalf of the __________________. He/she is personally known to me or did produce ____________________________ as identification.

Notary Public
My commission expires:

(seal)

[SIGNATURES CONTINUED ON NEXT PAGE]

NEW INDEMNITOR:

MID-AMERICA APARTMENT COMMUNITIES, INC., a Tennessee corporation

By:

Name:

Title:

State of

County of

The foregoing instrument was acknowledged before me this ___ day of ________, 2004 by _________________, the ________________ , of ______________________, a _______________________, on behalf of the __________________. He/she is personally known to me or did produce ____________________________ as identification.

Notary Public
My commission expires:

(seal)

[SIGNATURES CONTINUED ON NEXT PAGE]

LENDER:

LaSalle Bank National Association (f/k/a LaSalle
National Bank), as Trustee under that certain
Pooling and Servicing Agreement (the “PSA”) for
Certificateholders of COMM 1999-1 Commercial
Mortgage Pass-Through Certificates

	By:	ORIX Capital Markets, LLC (f/k/a Banc One Mortgage Capital Markets, LLC), as Servicer pursuant to the PSA

By:

Name:

Title:

State of

County of

The foregoing instrument was acknowledged before me this ___ day of ________, 2004 by _________________, the ________________ , of ______________________, a _______________________, on behalf of the __________________. He/she is personally known to me or did produce ____________________________ as identification.

Notary Public
My commission expires:

(seal)

SCHEDULE 1
LOAN DOCUMENT SCHEDULE

1.

Promissory Note dated September 28, 1998 made by the Original Borrower and payable to the Original Lender, in the stated principal amount of $32,740,000.00  (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “Note”).

2.

Mortgage and Security Agreement dated September 28, 1998 made by the Original Borrower for the benefit of the Original Lender (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “Security Instrument”) recorded on October 27, 1998 in the Real Property Records of Broward County, Florida in Official Records Book 28948, at Page 151, as assigned by Original Lender to Lender pursuant to that certain Assignment of Mortgage and Security Agreement recorded in the Real Property Records of Broward County, Florida on October 27, 1998 in Official Records Book 29867, at Page 1333.

3.

Assignment of Leases and Rents dated September 28, 1998 made by the Original Borrower for the benefit of the Original Lender (together will all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “Assignment of Leases and Rents”), recorded in the Real Property Records of Broward County, Florida in Official Records Book 28948 at Page 222, as assigned by Original Lender to Lender pursuant to that certain Assignment of Assignment of Leases and Rents recorded in the Real Property Records of Broward County, Florida in Official Records Book 29867, at Page 1330.

4.

Limited Indemnity Agreement dated September 28, 1998 made by the Existing Indemnitor for the benefit of the Original Lender (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “Guaranty”).

5.

Environmental Indemnity Agreement dated September 28, 1998 made by Original Borrower and Existing Indemnitor for the benefit of the Original Lender (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “Original Environmental Indemnity Agreement”).

6.	Subordination Agreement (Management Fees) dated as of September 28, 1998 by and among JPI Apartment Management, L.P., a Texas limited partnership, Borrower and Original Lender.

7.	Cash Management Agreement dated as of September 28, 1998 by and among Borrower, Original Lender and Midland Loan Services, Inc., as Agent.

8.

Credit Agreement dated as of September 28, 1998 in the amount of $58,800,000.00 between Borrower, Jefferson Village, L.P. and Jefferson at Sunset Valley, L.P., as the Borrowers, and the Original Lender.

9.

UCC-1 Financing Statement showing Borrower as the Debtor and Original Lender as Secured Party and recorded in the Real Property Records of Broward County, Florida in Official Records Book 28948, at Page 235, as assigned to Lender by UCC-3 Assignment recorded in the Real Property Records of Broward County, Florida in Official Records Book 31154, at Page 1478, as continued by that certain UCC-3 Continuation Statement recorded in the Real Property Records of Broward County, Florida in Official Records Book 36211, at Page 1138.

10.

UCC-1 Financing Statement showing Borrower as the Debtor and Original Lender as Secured Party and recorded on April 24, 2000 in the Texas Secretary of State as Document No. 00-482122, as assigned to Lender by UCC-3 Assignment filed January 26, 2001 as Document No. 01-610741.